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                                                                      EXHIBIT 21

                                 AMR CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2003

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

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                                                                                      STATE OR
                                                                                   SOVEREIGN POWER
NAME OF SUBSIDIARY                                                                 OF INCORPORATION
---------------------------------------------------------------------------      ---------------------
Subsidiaries included in the Registrant's consolidated financial statements

American Airlines, Inc.                                                          Delaware
         AA 2002 Class C Certificate Corporation                                 Delaware
         AA 2002 Class D Certificate Corporation                                 Delaware
         AA 2003-1 Class C Certificate Corporation                               Delaware
         AA 2003-1 Class D Certificate Corporation                               Delaware
         AA Depositor Corp.                                                      Delaware
         AA Real Estate Holding GP LLC                                           Delaware
         AA Real Estate Holding LP                                               Delaware
         AAV Tours LLC                                                           Delaware
                  AAV/UK Tours LLC                                               Delaware
         Admirals Club, Inc. (Massachusetts only)                                Massachusetts
         AEROSAN S.A. (50%)                                                      Chile
         AEROSAN Airport Services S.A. (50%)                                     Chile
         American Airlines de Mexico, S.A.                                       Mexico
         American Airlines de Venezuela, S.A.                                    Venezuela
         American Airlines Realty (NYC) Holdings, Inc.                           New York
         AMR Training Group, Inc.                                                Delaware
         AMR Ventures III, Inc.                                                  Delaware
         ONEworld Alliance, LLC (33.4%)                                          Delaware
         ONEworld Management Company Ltd. (33.4%)                                Northwest Territories
         Texas Aero Engine Services, L.L.C, dba TAESL (50/50 AA/Rolls-Royce)     Delaware
         TWA Airlines LLC                                                        Delaware
                  TWA Stock Holding Company, LLC                                 Delaware
                           Trans World PARS, LLC                                 Delaware
Americas Ground Services, Inc.                                                   Delaware
         Aerodespachos Colombia, S.A.                                            Colombia
         Caribbean Dispatch Services, Ltd.                                       St. Lucia
         Dispatch Services 93, S.A.                                              Venezuela
         DSA                                                                     Dominican Republic
         International Ground Services, S.A. de C.V.                             Mexico
         Panama Dispatch                                                         Panama
         Peru Dispatch Company                                                   Peru
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                                                                                     STATE OR
                                                                                 SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------------------------------------                                 ----------------
AMR Eagle Holding Corporation.                                                       Delaware
         American Eagle Airlines, Inc.                                               Delaware
                  AMR Leasing Corporation                                            Delaware
         Aero Perlas (20%)                                                           Panama
         Eagle Aviation Services, Inc.                                               Delaware
         Executive Airlines, Inc.                                                    Delaware
AMR Foreign Sales Corporation, Ltd.                                                  Bermuda
AMR Investment Services, Inc.                                                        Delaware
         American Private Equity Management, LLC                                     Delaware
Avion Assurance Ltd.                                                                 Bermuda
PMA Investment Subsidiary, Inc.                                                      Delaware
SC Investment, Inc.                                                                  Delaware
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